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                                                                    Exhibit 21.1

            LIST OF SUBSIDIARIES OF CHANGE TECHNOLOGY PARTNERS, INC.


SUBSIDIARY                              JURISDICTION OF ORGANIZATION
----------                              ----------------------------
CTP/N Merger Corp.                             Delaware
Iguana Studios, Inc.                           Delaware